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                                                              Exhibit 99.B(h)(4)

                            WELLS FARGO FUNDS TRUST

                          SHAREHOLDER SERVICING PLAN

       WHEREAS, Wells Fargo Funds Trust ("Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Trust desires to adopt a Shareholder Servicing Plan (the "Plan") on behalf of the classes of shares of each Fund listed in Appendix A as it may be amended from time to time (each, a "Fund" and, collectively, the "Funds") and the Board of Trustees, including a majority of the Qualified Trustees (as defined below), has determined that there is a reasonable likelihood that adoption of the Plan will benefit each class of each Fund listed in Appendix A and its shareholders;

       NOW THEREFORE, each Fund hereby adopts the Plan on behalf of each class of each Fund listed in Appendix A on the following terms and conditions:

       Section 1. The Trust, on behalf of each class of each Fund listed in Appendix A, may execute and deliver written agreements based substantially on the form attached hereto as Appendix B or on any other form duly approved by the Trust's Board of Trustees ("Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of shares of the Funds ("Servicing Agents"). Pursuant to such Agreements, Servicing Agents shall provide support services as set forth therein to their clients who beneficially own shares of a Fund in consideration of a fee payable from the assets of each class of each Fund listed in Appendix A, computed monthly in the manner set forth in such Fund's then current prospectus, at the annual rates set forth in Appendix A. The Trust's distributor, administrator and adviser, and their respective affiliates, are eligible to become Servicing Agents and to receive fees under the Plan. All expenses incurred by a class of shares of a Fund in connection with the Agreements and the implementation of the Plan shall be borne entirely by the holders of that class of shares.

       Section 2. The Trust's Officers shall monitor, or shall cause the Trust's administrator to monitor, the arrangements pertaining to the Trust's Agreements with Servicing Agents.

       Section 3. The Plan shall be effective with respect to each class of a Fund listed on Appendix A, (or each class of a Fund added to Appendix A from time to time): (a) on the date upon which it is approved for such class by vote of a majority of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan for such class; or (b) on the date the class commences operations, if such date is later.

                                       1
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       Section 4.  Unless earlier terminated, the Plan shall continue in effect for a period of one year from its effective date and shall continue thereafter for successive annual periods, provided that such Plan is reapproved at least annually, with respect to a class or classes of shares of a Fund by vote of a majority of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such reapproval.

       Section 5. So long as the Plan is in effect, the Trust shall provide, or shall cause the Trust's administrator to provide, to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

       Section 6. The Plan may be amended at any time with respect to a class or classes of shares of a Fund by the Trustees of the Trust, provided that any material amendment of the terms of the Plan (including a material increase of the fee payable hereunder) shall become effective only upon the approvals set forth in Section 4.

       Section 7. The Plan may be terminated with respect to any class at any time by vote of a majority of the Qualified Trustees.

       Section 8. While the Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of such Trustees who are not interested persons of the Trust.

       Section 9. Notwithstanding anything herein to the contrary, no Fund or class of shares shall be obligated to make any payments under the Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

       Section 10. The Trust shall preserve copies of the Plan, each Agreement, and each written report presented to the Trust's Board of Trustees pursuant to
Section 3 hereof, for a period of not less than six years from the date of the Plan, Agreement or report, as the case may be, the first two years in an easily accessible place.

       Section 11. The provisions of the Plan are severable for each class of each Fund listed in Appendix A, and whenever any action is to be taken with respect to the Plan, such action shall be taken separately for each such class affected.

       Section 12. As used in the Plan, (a) the term "interested person" shall have the meaning given it in the 1940 Act and the rules and regulations thereunder, subject to such exemption or interpretation as may be provided by the Securities and Exchange Commission or the staff thereof, and (b) the term "Qualified Trustees" shall mean the Trustees of the Trust who (i) are not "interested persons" of the Trust and (ii) have no direct or indirect financial interest in the operation of the Plan or in any Agreements.

                                       2
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                                  APPENDIX A
                                  ----------

  -----------------------------------------------------------------------------
     Funds Trust                                                    Maximum
                                                                  Shareholder
     Funds and Share Classes                                     Servicing Fee
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     1.   Arizona Tax-Free Fund
          Class A                                                    0.25
          Class B                                                    0.25
  -----------------------------------------------------------------------------
     2.   Asset Allocation Fund
          Class A                                                    0.10
          Class B                                                    0.10
          Class C                                                    0.10
  -----------------------------------------------------------------------------
     3.   California Tax-Free Bond Fund
          Class A                                                    0.25
          Class B                                                    0.25
          Class C                                                    0.25
  -----------------------------------------------------------------------------
     4.   California Tax-Free Income Fund
          Class A                                                    0.25
  -----------------------------------------------------------------------------
     5.   California Tax-Free Money Market Fund
          Class A                                                    0.25
  -----------------------------------------------------------------------------
     6.   Cash Investment Money Market Fund
          Service Class                                              0.25
  -----------------------------------------------------------------------------
     7.   Colorado Tax-Free Fund
          Class A                                                    0.25
          Class B                                                    0.25
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     8.   Corporate Bond Fund
          Class A                                                    0.25
          Class B                                                    0.25
          Class C                                                    0.25
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     9.   Diversified Equity Fund
          Class A                                                    0.25
          Class B                                                    0.25
          Class C                                                    0.25
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     10.  Diversified Small Cap Fund
          Class A                                                    0.25
          Class B                                                    0.25
          Institutional Class                                        0.10
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     11.  Equity Index Fund
          Class A                                                    0.25
          Class B                                                    0.25
          Class O                                                    0.20
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     12.  Equity Value Fund
          Class A                                                    0.25
          Class B                                                    0.25
          Class C                                                    0.25
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     13.  Government Money Market Fund
          Class A                                                    0.25
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     14.  Growth Balanced Fund
          Class A                                                    0.25
          Class B                                                    0.25
          Class C                                                    0.25
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     15.  Growth Equity Fund
          Class A                                                    0.25
          Class B                                                    0.25
          Class C                                                    0.25
  -----------------------------------------------------------------------------

                                      A-1
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  -----------------------------------------------------------------------------
     Funds Trust                                                    Maximum
                                                                  Shareholder
     Funds and Share Classes                                     Servicing Fee
  -----------------------------------------------------------------------------
     16.  Growth Fund
          Class A                                                     0.25
          Class B                                                     0.25
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     17.  Income Equity Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
  -----------------------------------------------------------------------------
     18.  Income Fund
          Class A                                                     0.25
          Class B                                                     0.25
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     19.  Income Plus Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
  -----------------------------------------------------------------------------
     20.  Index Allocation Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
  -----------------------------------------------------------------------------
     21.  Intermediate Government Income Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
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     22.  International Equity Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
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     23.  International Fund
          Class A                                                     0.25
          Class B                                                     0.25
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     24.  Large Company Growth Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
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     25.  LifePath Opportunity Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
          Institutional Class                                         0.25
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     26.  LifePath 2010 Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
          Institutional Class                                         0.25
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     27.  LifePath 2020 Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
          Institutional Class                                         0.25
  -----------------------------------------------------------------------------
     28.  LifePath 2030 Fund
          Class A                                                     0.25
          Class B                                                     0.25
          Class C                                                     0.25
          Institutional Class                                         0.25
  -----------------------------------------------------------------------------

                                      A-2
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  -----------------------------------------------------------------------------
     Funds Trust                                                   Maximum
                                                                 Shareholder
     Funds and Share Classes                                    Servicing Fee
  -----------------------------------------------------------------------------
     29.  LifePath 2040 Fund
          Class A                                                   0.25
          Class B                                                   0.25
          Class C                                                   0.25
          Institutional Class                                       0.25
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     30.  Limited Term Government Income Fund
          Class A                                                   0.25
          Class B                                                   0.25
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     31.  Minnesota Tax-Free Fund
          Class A                                                   0.25
          Class B                                                   0.25
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     32.  Money Market Fund
          Class A                                                   0.25
          Class B                                                   0.25
  -----------------------------------------------------------------------------
     33.  National Tax-Free Institutional Money Market Fund
          Service Class                                             0.25
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     34.  National Tax-Free Money Market Fund
          Class A                                                   0.25
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     35.  Oregon Tax-Free Fund
          Class A                                                   0.25
          Class B                                                   0.25
  -----------------------------------------------------------------------------
     36.  Overland Express Sweep Fund                               0.30
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     37.  Prime Investment Money Market Fund
          Service Class                                             0.25
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     38.  Small Cap Fund
          Class A                                                   0.25
          Class B                                                   0.25
          Class C                                                   0.25
          Institutional Class                                       0.10
  -----------------------------------------------------------------------------
     39.  Small Cap Opportunities Fund
          Class A                                                   0.25
          Class B                                                   0.25
          Institutional Class                                       0.10
  -----------------------------------------------------------------------------
     40.  Small Cap Value Fund
          Class A                                                   0.25
          Class B                                                   0.25
          Institutional Class                                       0.10
  -----------------------------------------------------------------------------
     41.  Small Company Growth Fund                                 0.10
  -----------------------------------------------------------------------------
     42.  Stable Income Fund
          Class A                                                   0.25
          Class B                                                   0.25
  -----------------------------------------------------------------------------
     43.  Tax-Free Income Fund
          Class A                                                   0.25
          Class B                                                   0.25
          Class C                                                   0.25
  -----------------------------------------------------------------------------
     44.  100% Treasury Money Market Fund
          Class A                                                   0.25
          Service Class                                             0.25
  -----------------------------------------------------------------------------

                                      A-3
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  -----------------------------------------------------------------------------
     Funds Trust                                                  Maximum
                                                                Shareholder
     Funds and Share Classes                                   Servicing Fee
  -----------------------------------------------------------------------------
     45.  Treasury Plus Institutional Money Market Fund
          Service Class                                             0.25
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     46.  Treasury Plus Money Market Fund
          Class A                                                   0.25
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     47.  Variable Rate Government Fund
          Class A                                                   0.25
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 Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.


Approved by the Board of Trustees:  March 26, 1999

                                      A-4